JPMorgan Trust I

277 Park Avenue

New York, NY 10172

July 4, 2025

Dear Shareholder:

You are receiving this Information Statement/Prospectus because you own shares in JPMorgan Unconstrained Debt Fund (the “Target Fund”), a series of JPMorgan Trust I (the “Target Fund Trust”).

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into a newly-created ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”). ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Acquiring Fund will continue to be managed by J.P. Morgan Investment Management Inc. (“JPMIM”). The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies and investment risk profiles except that, in order to give additional investment flexibility, the Acquiring Fund will be able to invest up to 5% in Sukuk (Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer). In addition, the current principal investment strategy disclosure regarding the Target Fund investing a significant amount of its assets in sub-prime mortgage-related securities will be removed and not included in the Acquiring Fund’s disclosure. These changes are not expected to affect the way the Target Fund is currently managed. The mutual fund and ETF, however, will have structurally different risk profiles due to the inherent differences between these types of investment vehicles. Nonetheless, the overall risk profile of the strategy will remain consistent with that of the Target Fund following the Reorganization.

JPMIM anticipates that the Reorganization will occur after the close of trading on or about September 26, 2025 (the “Closing Date”).

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation, a form of which is included as Appendix A to these materials. The Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.

In connection with the Reorganization, shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. As discussed further below, some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment.

We believe the Reorganization will provide multiple benefits for investors. These benefits include:

1)

Lower Net Expenses: Upon the closing of the Reorganization, total annual fund operating expenses of the Acquiring Fund are expected to be lower, and in many cases significantly lower, than the net expenses of each share class of the Target Fund after taking into consideration expense limitation agreements JPMIM has entered into with the Acquiring Fund for a term of at least three years from the date of the Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the Target Fund’s Class R6 Shares prior to the Reorganization.

2)

Additional Trading Flexibility: Unlike mutual fund shares of the Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of the Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.

3)

Increased Transparency: As a shareholder of the Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of your Acquiring Fund. The Target Fund does not provide full daily transparency into their underlying portfolio holdings.

4)

Enhanced Tax Efficiency: Reorganizing the Target Fund into the Acquiring Fund provides enhanced tax efficiency, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

5)

Tax-Free Reorganization: Shareholders of the Target Fund generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received, as explained in later sections of this document).

We acknowledge, however, that the Reorganization will subject investors to certain ETF-specific risks, including the risk that shares of the Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV or that the Acquiring Fund’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund’s shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

At a meeting held May 8, 2025, the Board of Trustees of the Target Fund, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Fund as that term is defined in the Investment Company Act of 1940), approved the Reorganization and determined that participation in the Reorganization is in the best interests of the Target Fund and the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. No shareholder vote is required to complete the Reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If you do not hold your shares of the Target Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. If you hold shares of the Target Fund through a fund direct individual retirement account and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to tax. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you do not wish to participate in the Reorganization, you can exchange your Target Fund shares for shares of another J.P. Morgan mutual fund that is not participating in the Reorganization or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action.

The accompanying Information Statement/Prospectus provides more information about the Reorganization. Please carefully review the additional information provided in this document. If you have questions, please call 1-800-480-4111.

Sincerely,

Matthew J Kamburowski

President

JPMorgan Trust I

QUESTIONS AND ANSWERS

Shareholders should read this entire Information Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. A more detailed discussion of the Reorganization follows this section.

Q.  What is happening to my investment? Why am I receiving an Information Statement/Prospectus?

A.  You are receiving this Information Statement/Prospectus because you own shares in JPMorgan Unconstrained Debt Fund (the “Target Fund”).

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an exchange-traded fund (“ETF”) though the reorganization of the Target Fund into a newly-created ETF, JPMorgan Flexible Debt ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”). The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes that are not expected to affect the way that the Target Fund is currently managed as discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” Following the Reorganization, the Target Fund will be liquidated.

The Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below.

If you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. The liquidation of your investment and return of cash may be taxable. If you hold your shares of the Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares.

Q.  What are the differences between an ETF and a mutual fund?

A.  ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund’s shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

Q.  Has the Board of Trustees of the Target Fund approved the Reorganization?

A.  Yes. The Board of Trustees of the Target Fund (the “Target Fund Board”) approved the Reorganization at a meeting held May 8, 2025, following an initial presentation by JPMIM in February 2025. The Target Fund Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

Q.  What information did the Target Fund Board consider when evaluating the Reorganization?

A.  The Target Fund Board considered the Reorganization proposed by JPMIM and approved the Plan. In considering the Plan, the Target Fund Board requested and received detailed information from the officers of the Target Fund Trust, and representatives of JPMIM, regarding the Reorganization, including: (1) the investment objectives, investment strategies, and fundamental investment policies of the Target Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of JPMIM and its affiliates; (5) the impact of the Reorganization on the Target Fund and shareholders of the Target Fund, including different subsets of Target Fund shareholders; and (6) the specific terms of the Plan.

Q.  Why is the Reorganization occurring?

A.  The Target Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these shareholder benefits include lower net expenses, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Q.  How will the Reorganization affect me as a shareholder?

A.  If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

Q.  What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

The following account types cannot hold shares of ETFs:

•

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.

•

Fund Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.) (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

•

Fund Direct IRA. If you hold your shares of the Target Fund through a fund direct IRA and do not take action to transfer your investment in the Target Fund to a different investment option prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-800-480-4111 or contact your financial advisor or other financial intermediary.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on NYSE Arca. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.  How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A.  Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.  How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A.  The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.  Am I Being Asked to Vote on the Reorganization?

A.  No. Shareholders of the Target Fund are not required to approve the Reorganization under state or federal law, the 1940 Act, or the organizational documents governing the Target Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.  Will the Reorganization affect the way my investments are managed?

A.  No. JPMIM is the investment adviser to the Target Fund and will continue to serve as the investment adviser to the Acquiring Fund. The same individuals currently responsible for the day-to-day portfolio management of the Target Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund. The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes that are not expected to affect the way that the Target Fund is currently managed as discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?”

Q.  Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

A.  Yes. Following the Reorganization, the Acquiring Fund is expected to have a lower net expense ratio than each share class of the Target Fund after taking into consideration fees waived and/or expenses reimbursed pursuant to expense limitation agreements agreed to by JPMIM. These expense limitation agreements will remain in effect for at least three years from the effective date of the Reorganization. After the initial three-year period following the effective date of the Reorganization, the Acquiring Fund has the potential to benefit from lower gross expenses as compared to the Target Fund, although the fees and expenses of the Acquiring Fund may also be higher than for those who held shares of the Target Fund’s Class R6 Shares prior to the Reorganization.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q.  Are there other benefits that I will experience as a shareholder of the Acquiring Fund?

A.  Yes. In addition to lower net expenses, as a shareholder of the Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

•

Lower Net Expenses. Upon the closing of the Reorganization, total annual fund operating expenses of the Acquiring Fund are expected to be lower, and in many cases significantly lower, than the net expenses of each share class of the Target Fund after taking into consideration expense limitation agreements JPMIM has entered into with the Acquiring Fund for a term of at least three years from the date of the Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the Target Fund’s Class R6 Shares prior to the Reorganization.

•

Additional Trading Flexibility. As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at jpmorganfunds.com.

•

Enhanced Tax Efficiency. Shareholders of the Target Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

Q.  Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A.  Yes. As noted above, the Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies. Therefore, the Acquiring Fund will be subject to substantially similar investment risks as the Target Fund, except for the changes that are not expected to affect the way that the Target Fund is currently managed as discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?”

For additional discussion of these and other risk factors, please see the section entitled “Description of Investment Risks.”

Q.  Will I be subject to additional ETF-specific structural risks as a shareholder of the Acquiring Fund?

A.  As a shareholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Target Fund.

For additional discussion of these and other risk factors, please see the section entitled “Description of Structural Risks.”

Q.  Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A.  Yes. As a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Target Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Q.  Will the Target Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.  No. Neither the Target Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.  When is the Reorganization expected to occur?

A.  JPMIM anticipates that the Reorganization will occur after the close of trading on or about September 26, 2025 (the “Closing Date”).

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Q.  Who will pay the costs in connection with the Reorganization?

A.  JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. Such costs are not subject to recoupment by JPMIM. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

Q.  Will the Reorganization result in any federal tax liability to me?

A.  The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Target Fund shareholders will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received, if any). Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Target Fund prior to the Reorganization or by the Acquiring Fund after the Reorganization.

Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund. In

addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Target Fund shares is returned to you or if your shares of the Target Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date.

Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.  Can I purchase, redeem, or exchange shares of the Target Fund before the Reorganization takes place?

A.  Yes. Purchase orders, exchange orders, and redemption orders must be received by the Target Fund by the dates indicated below:

Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund

September 24, 2025	September 25, 2025

These dates may change if the Closing Date changes. Any changes to the Closing Date will be communicated to shareholders.

If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can exchange your Target Fund shares for shares of another J.P. Morgan mutual fund that is not participating in the Reorganization or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. If you hold your shares in a taxable account, redemption of your Target Fund shares and exchanging for shares of another mutual fund will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.  Whom do I contact for further information?

A.  If you have questions, please call 1-800-480-4111. You can also find information online at www.jpmorganfunds.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

INFORMATION STATEMENT/PROSPECTUS

Dated July 4, 2025

JPMorgan Trust I

277 Park Avenue

New York, NY 10172

This Information Statement/Prospectus is being furnished to shareholders of JPMorgan Unconstrained Debt Fund (the “Target Fund”) of JPMorgan Trust I (“Target Fund Trust”) to inform them of a plan to reorganize the Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by JPMIM.

The Target Fund will be reorganized into a newly-created ETF, JPMorgan Flexible Debt ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”) that is a series of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust” and together with the Target Fund Trust, the “Trusts”), and the Target Fund will subsequently be liquidated (the “Reorganization”).

At a meeting held May 8, 2025, the Board of Trustees of the Target Fund (the “Target Fund Board”) approved the Reorganization. The Target Fund Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for the Target Fund, participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

The Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below. A copy of the form of the Plan pertaining to the Reorganization is included as Appendix A to this Information Statement/Prospectus.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund,

and the shareholders of the Target Fund. If you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Since shares of the Acquiring Fund are not issued in fractional shares, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which may be taxable. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you hold shares of the Target Fund through a fund direct individual retirement account (“IRA”) and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes that are not expected to affect the way that the Target Fund is currently managed as discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” The principal executive offices of the Target Fund Trust and the ETF Trust are located at 277 Park Avenue, New York, NY 10172.

Shares of the Acquiring Fund will be listed for trading on NYSE Arca.

The Reorganization is anticipated to occur after the close of trading on September 26, 2025 (the “Closing Date”).

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

In preparation for the closing of the Reorganization, purchase orders, exchange orders, and redemption orders must be received by the Target Fund by the dates indicated below:

Final Date to Purchase Target Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Target Fund Shares	Final Date to Redeem Target Fund Shares or Exchange Target Fund Shares for Shares of Another J.P. Morgan Mutual Fund
September 24, 2025	September 25, 2025

These dates may change if the Closing Date changes. Any changes to the Closing Date will be communicated to shareholders.

Any shares of the Target Fund that you hold after the final redemption dates listed above will be reorganized into shares of the Acquiring Fund as a result of the Reorganization.

The Acquiring Fund is expected to begin trading on September 29, 2025.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the ETF Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Reorganization (the “Statement of Additional Information”), dated July 4, 2025, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

•

Target Fund prospectuses dated July 1, 2024 (Class A, Class C, Class I, Class R2, Class R5, and Class R6 Shares), which are on file with the SEC (File No. 811-4236) (Accession No. 0001193125-24-165491);

•

Target Fund statement of additional information dated July 1, 2024 (Class A, Class C, Class I, Class R2, Class R5, and Class R6 Shares), which is on file with the SEC (File No.  811-4236) (Accession No. 0001193125-24-165491);

•	Acquiring Fund prospectus dated May 22, 2025, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-25-125049); and

•	Acquiring Fund statement of additional information dated May 22, 2025, which is on file with the SEC (File No. 811-22903) (Accession No. 0001193125-25-125049).

The Target Fund can be reached by calling 1-800-480-4111 or by writing to:

J.P. Morgan Funds Services

P.O. Box 219143

Kansas City, MO 64121-9143

Each Fund’s prospectuses, statement of additional information, annual reports, semi-annual reports, and financial statements and other information filed with the SEC on Form N-CSR, where applicable, are available at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents.

You may request free copies of the Target Fund’s prospectuses and statement of additional information (including any supplement thereto), the Acquiring Fund’s prospectus and statement of additional information (including any supplement thereto ), and the Statement of Additional Information by calling collect at 1-800-480-4111, or by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143.

You may also request free copies of the Acquiring Fund’s prospectus and statement of additional information and the Statement of Additional Information by calling collect at 1-844-457-6383, or by writing to J.P. Morgan Exchange-Traded Funds, 277 Park Avenue New York, New York 10172.

Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available for it.

All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated July 4, 2025, is expected to be mailed to shareholders of the Target Fund on or about July 11, 2025.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan, a form of which is attached to this Information Statement/Prospectus in Appendix A, and the Acquiring Fund prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an ETF through the reorganization of the Target Fund into a newly-created Acquiring Fund. The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes that are not expected to affect the way that the Target Fund is currently managed as discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” The reorganization of the Target Fund into the Acquiring Fund, along with the subsequent liquidation of the Target Fund, is referred to in this Information Statement/Prospectus as the “Reorganization,” and the Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”).

Shares of the Acquiring Fund will be listed for trading on NYSE Arca.

How will the Reorganization be implemented?

The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund, except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of the Target

Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to fees and expenses and may also be subject to tax. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is September 26, 2025.

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

Why is the Reorganization happening and did the Board approve the Reorganization?

After consideration of all relevant factors, including the potential impact of the Reorganization on different subsets of the Target Fund’s shareholders, the Target Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), proposed to the Target Fund Board that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these benefits include lower net expenses, additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Current shareholders of each class of the Target Fund are expected to benefit directly from the reduced net expense ratio of the Acquiring Fund.

In addition, current shareholders of each class of the Target Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except for the changes that are not expected to affect the way that the Target Fund is currently managed as discussed in the section entitled “How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” The Acquiring Fund, however, will have the benefits of operating in the ETF structure, in addition to being exposed to certain ETF-specific risks. JPMIM will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. As shareholders of ETFs following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that the shareholders do not experience as shareholders of the Target Fund. However, shareholders of ETFs after the Reorganization will not bear expenses specific to mutual funds, including sales charges as shareholders of the Target Fund.

The Target Fund Board, including all of the Target Fund Board’s Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), determined that participation in the Reorganization is in the best interests of the Target Fund and the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Target Fund Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

How will the Reorganization affect me?

When your Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the

Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

However, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

In addition, the Target Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Who will bear the costs associated with the Reorganization?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will be borne by the Funds and not be covered by JPMIM.

What are the federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed either by the Target Fund prior to the Reorganization or by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or if you do not hold your Target Fund shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and therefore have your investment liquidated.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Information About the Plan—What are the tax consequences of the Reorganization?”

How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and have substantially similar investment strategies, except that, in order to give additional investment flexibility, the Acquiring Fund will be able to invest up to 5% in Sukuk.1 In addition, the current disclosure regarding the Target Fund investing a significant amount of its assets in sub-prime mortgage-related securities will be removed and not included in the Acquiring Fund’s disclosure. These changes are not expected to affect the way the Target Fund is currently managed. Since the Acquiring Fund has not yet commenced operations, the information below will be accurate as of the time of this Information Statement/Prospectus.

For additional discussion comparing the investment objectives and investment strategies of the Target Fund and the Acquiring Fund, please see “Additional Information About the Acquiring Fund and the Target Fund—Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

For additional discussion regarding structural differences between the Target Fund and the Acquiring Fund, please see the separate Q&A titled “What are the differences between an ETF and a mutual fund?”

The Target Fund and the Acquiring Fund have adopted the same fundamental investment policies, which may not be changed without prior shareholder approval. The fundamental and non-fundamental investment policies for the Acquiring Fund are listed in the its statement of additional information, which is incorporated by reference into the Statement of Additional Information, and is available upon request. The Target Fund’s fundamental and non-fundamental investment policies are listed in its statement of additional information, which is incorporated by reference into the Statement of Additional Information, and is available upon request.

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment

1 Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer.

objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the shares of the Acquiring Fund and the Target Fund are substantially similar, except that the Acquiring Fund is subject to certain risks specific to operating as an ETF. An investment in the shares of the Acquiring Fund is subject to the following ETF-specific risks:

ETF Shares Trading Risk: Acquiring Fund shares will be listed for trading on NYSE Arca (the “Exchange”), and are bought and sold in the secondary market at market prices. The market prices of the Acquiring Fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intraday value of the Acquiring Fund’s holdings and supply and demand for the Acquiring Fund’s shares. JPMIM cannot predict whether the Acquiring Fund’s shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Acquiring Fund’s shares (including through a trading halt), as well as other factors, may result in the Acquiring Fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. During such periods, you may incur significant losses if you sell your Acquiring Fund’s shares.

The securities held by the Acquiring Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Acquiring Fund’s shares’ NAV may widen.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Acquiring Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant creates or redeems, the Acquiring Fund’s shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs, that invest in securities issued by non-U.S. issuers.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

Following the Reorganization, the Acquiring Fund is expected to have a lower net expense ratio than each share class of the Target Fund after taking into consideration fee waivers agreed to by JPMIM. These fee waivers will remain in effect for at least three years from the effective date of the Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the Target Fund’s Class R6 Shares prior to the Reorganization. A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganization?”

What are the distribution arrangements for the Funds?

The Target Fund and the Acquiring Fund are distributed by JPMorgan Distribution Services, Inc., (the “Distributor”), which serves as the principal underwriter for the shares of the Funds. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.

What are the Funds’ arrangements for purchases, exchanges, and redemptions

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

You may refer to the Acquiring Fund prospectus accompanying this Information Statement/Prospectus under the section entitled “Purchase and

Redemption of Shares” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund prospectuses each provide information under the sections entitled “Purchasing Fund Shares,” “Exchanging Fund Shares,” and “Redeeming Fund Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Target Fund. Appendix C to this Information Statement/Prospectus contains additional information regarding to the Acquiring Fund’s distribution arrangements under the section entitled “Purchase and Redemption of Shares.”

Acquiring Fund

Most investors will buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund are listed and traded on the secondary market on an Exchange. Shares of the Acquiring Fund will be listed for trading on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares of the Acquiring Fund are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares of the Acquiring Fund through a broker, you may incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Acquiring Fund based on the Acquiring Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity. Shares of the Acquiring Fund will trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares.

The Acquiring Fund’s shares will be issued or redeemed by the Acquiring Fund at NAV per share only in a large specified number of shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Acquiring Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Further information about the procedures applicable to purchases and redemptions of Creation Units for the Acquiring Fund is set forth in the Acquiring Fund’s prospectus and statement of additional information.

The Acquiring Fund does not provide for the exchange of shares.

Target Fund

An investor may purchase shares of the Target Fund directly from the Target Fund through the Distributor or through a financial intermediary. The Target Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Purchase and redemption orders will be accepted only on days that the Target Fund is open for business. The Target Fund is open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Target Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Target Fund is open for business, will be effected at that day’s NAV. The Target Fund will not treat an intra-day unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by financial intermediaries on a business day prior to the Target Fund Close and communicated to the Target Fund prior to such time as agreed upon by the Target Fund and the financial intermediary will be effected at the NAV determined on the business day the order was received by the financial intermediary.

Shareholders of the Target Fund may exchange their shares of the Target Fund for shares of other J.P. Morgan mutual funds, subject to the applicable exchange privileges associated with the share class in which the shareholder is transacting. Following an exchange, the fees and expenses of the new share class may be higher than those of the share class the shareholder previously held.

Shareholders of the Target Fund may redeem some or all of their shares on any day that the Target Fund is open for business. Shareholders will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or, for certain share classes, through an ACH transaction for five business days following the acceptance of a purchase order unless such shareholder provides satisfactory proof that their purchase check or, for certain share classes, ACH transaction has cleared (sometimes referred to as uncollected shares). If the Target Fund or financial intermediary receives a redemption order before the close of the NYSE

(normally 4 p.m. ET or before 4:00p.m. ET, if the NYSE closes before 4:00 p.m. ET), the shareholder will receive the NAV per share calculated after the redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Target Fund’s transfer agent or the Target Fund), minus the amount of any applicable charges or fees. A shareholder’s financial intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Target Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of the Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund, JPMIM and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Target Fund over another investment.

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), JPMIM and its related companies may pay the financial intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment.

Ask your salesperson or visit your financial intermediary’s website for more information.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will be the “accounting survivor.” This means that the Acquiring Fund will adopt the historical investment performance and returns of Class R6 Shares. The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is included in the Acquiring Fund prospectus that accompanies this Information Statement/Prospectus.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses paid by the Target Fund as of February 28, 2025 (the end of the Fund’s most recently completed annual period) and the anticipated expenses of the Acquiring Fund during its first year of operation.

The tables show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of February 28, 2025, as if the Reorganization were in effect for the applicable 12 month period. The fee tables do not reflect the costs associated with the Reorganization. There is no separate pro forma combined column because the Acquiring Fund pro forma tables shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Actual expenses may vary significantly.

Fees

SHAREHOLDER FEES (Fees paid directly from your investment)
	Target Fund						Pro-Forma – Acquiring Fund
	Class A	Class C	Class I	Class R2	Class R5	Class R6	ETF Shares
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	3.75%*	None*	None	None	None	None	None
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	None[1]*	1.00%*	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Target Fund						Pro-Forma – Acquiring Fund
	Class A	Class C	Class I	Class R2	Class R5	Class R6	ETF Shares
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	None	0.50%	None	None	None
Other Expenses	0.39%	0.41%	0.39%	0.40%	0.24%	0.14%	0.13%
Service Fees	0.25%	0.25%	0.25%	0.25%	0.10%	None	None
Remainder of Other Expenses[2]	0.14%	0.16%	0.14%	0.15%	0.14%	0.14%	0.13%
Acquired Fund Fees and Expenses[2]	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses	1.12%	1.64%	0.87%	1.38%	0.72%	0.62%	0.61%
Fee Waivers and or Expense Reimbursements	-0.22%[3]	-0.24%[3]	-0.22%[3]	-0.13%[3]	-0.12%[3]	-0.12%[3]	-0.16%[4]

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[5]	0.90%[3]	1.40%[3]	0.65%[3]	1.25%[3]	0.60%[3]	0.50%[3]	0.45%[4]

* In connection with the Reorganization, beginning on June 1, 2025, no sales charges will be imposed on purchases of Class A Shares of the Fund, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Fund.

1 For purchases under $1 million.

2 Fees and expenses for the Target Fund are based on those incurred by it for the 12-month period ended February 28, 2025. “Remainder of Other Expenses” for the Acquiring Fund is based on its expected expenses, as if the Reorganization were in effect for the 12 months ended February 28, 2025.

3 The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.90%, 1.40%, 0.65%, 1.25%, 0.60%, and 0.50% of the average daily net assets of Class A, Class C, Class I, Class R2, Class R5, and Class R6 Shares respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

4 The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Acquiring Fund. The Acquiring Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Acquiring Fund because of the Acquiring Fund’s investment in such money market funds. These waivers are in effect through September 30, 2028, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Acquiring Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Acquiring Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

5 Fees and expenses for the Target Fund are based on those incurred by it for the 12-month period ended February 28, 2025. The pro forma fees and expenses of the Acquiring Fund are calculated as if the Reorganization were in effect for the 12 months ended February 28, 2025.

Expense Examples

These Examples are meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

Each Example assumes that you invest $10,000 in the Funds for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements that are or will be in effect for the Target Fund and the Acquiring Fund, as described above in the Funds’ respective fee tables, and total annual fund operating expenses thereafter. Sales loads have been included for Class A Shares. However, beginning on June 1, 2025, no sales charges will be imposed on purchases of Class A Shares of the Target Fund. Each Example assumes that Class C Shares will convert to Class A Shares after a period of eight years, due to the conversion feature applicable to Class C Shares of the Target Fund. There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Acquiring Fund is not operational and do not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Target Fund

Class A(1)	$478	$711	$962	$1,681

Class C(1)	$259	$509	$884	$1,798

Class I(1)	$81	$270	$475	$1,066

Class R2(3)	$136	$433	$751	$1,654

Class R5(3)	$69	$226	$397	$891

Class R6(1)	$59	$194	$342	$770

Pro Forma — Acquiring Fund after Reorganization	$46	$144	$279	$703

What are the Funds’ income and capital gain distribution policies?

The distribution policies of the Target Fund are the same as the Acquiring Fund with respect to the timing of distributions. The Target Fund and the Acquiring Fund generally distribute net investment income, if any, at least monthly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will generally distribute substantially all of its net investment income and net realized capital gain.

What are the Funds’ pricing and valuation arrangements?

The Target Fund has the same procedures for valuing their portfolio securities as the Acquiring Fund.

For both the Acquiring Fund and the Target Fund, NAV is calculated each business day as of the close of the Exchange, depending on which exchange a Fund is listed on, which is typically 4:00 p.m. E.T. On occasion, an Exchange will close before 4:00 p.m. E.T. When that happens, a Fund’s NAV will be calculated as of the time the applicable Exchange closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in an Exchange’s trading as a closure of the Exchange, as applicable and will calculate their NAVs as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. Further information about the Funds’ pricing and valuation arrangements is contained in the prospectuses and statements of additional information of the Target Fund and the Acquiring Fund.

Who manages the Funds?

The Acquiring Fund is a series of the ETF Trust. The ETF Trust is governed by a Board of Trustees, which is responsible for overseeing all business activities of the Acquiring Fund.

JPMIM is the investment adviser to the Acquiring Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM also serves as the investment adviser to the Target Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. In rendering investment advisory services to the Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

The Target Fund currently pays JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for the Target Fund is as follows:

Target Fund
JPMorgan Unconstrained Debt Fund	0.45%

During the twelve-month period ended February 28, 2025, the Target Fund paid JPMIM the following effective management fees (net of waivers).

Target Fund
JPMorgan Unconstrained Debt Fund	0.38%

The Acquiring Fund will pay JPMIM an advisory fee based on a percentage of average daily net assets. The management fee for the Acquiring Fund is as follows:

Acquiring Fund
JPMorgan Flexible Debt ETF	0.45%

The Acquiring Fund has no operational history and therefore no effective annual advisory fee to report.

A discussion of the basis the Target Fund Board used in approving the investment advisory agreement for the Target Fund is in the financial statements and other information filed with the SEC on Form N-CSR for the Target Fund, which is available online at www.jpmorganfunds.com. A discussion of the basis the Acquiring Fund Board of Trustees (which is comprised of the same members as the Target Funds Board) used in approving the investment advisory agreement for the Acquiring Fund will be available in the financial statements and other information filed with the SEC on Form N-CSR for the Acquiring Fund, which will be online at www.jpmorgan funds.com.

The same individuals currently responsible for the day-to-day portfolio management of the Target Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund.

Each Fund’s portfolio management teams are composed as follows:

Target Fund’s Portfolio Managers	Corresponding Acquiring Fund’s Portfolio Managers
Bob Michele Iain T. Stealey Lisa Coleman* Andrew Headley Jeff Hutz Andreas Michalitsianos	Bob Michele Iain T. Stealey Lisa Coleman* Andrew Headley Jeff Hutz Andreas Michalitsianos

* Ms. Coleman has announced her retirement from JPMIM effective March 2026. Until her retirement, Ms. Coleman will continue to serve on the portfolio management team, and upon her retirement, Messrs. Michele, Stealey, Headley, Hutz and Michalitsianos will continue to be responsible for the management of the Fund.

Further information on the Funds’ portfolio management teams is available in the Funds’ respective prospectuses and statements of additional information.

Additional Fee Waiver and/or Expense Reimbursement

In addition to the contractual fee waivers described above, service providers to the Acquiring Fund (as is the case for the Target Fund) may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Funds’ service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Acquiring Fund, when available, will reflect (and performance for the Target Fund reflects) the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

After consideration of all relevant factors, including the potential impact of the Reorganization on different subsets of the Target Fund’s shareholders, JPMIM proposed to the Target Fund Board, at meeting held May 8, 2025, that the Target Fund be reorganized into the Acquiring Fund because an ETF structure would provide potential growth opportunities for the Target Fund and because of certain benefits associated with the ETF structure, which JPMIM believes will better serve the interests of shareholders. The Target Fund and the Acquiring Fund have identical investment objectives and investment restrictions and have substantially similar investment strategies, except for the changes discussed below that are not expected to affect the way that the Target Fund is currently managed. The Acquiring Fund, however, will have the benefits of operating in the ETF structure. JPMIM will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization.

As shareholders of ETFs following the Reorganization, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads, and other transactions costs, that the shareholders do not experience as shareholders of the Target Fund.

Current shareholders of each class of the Target Fund are expected to benefit directly from the reduced net expense ratio of the Acquiring Fund. Following the Reorganization, the Acquiring Fund will have a lower net expense ratio than each share class of the Target Fund after taking into consideration fee waivers agreed to by JPMIM. These fee waivers will remain in effect for at least three years from the effective date of the Reorganization. After three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the Target Fund’s Class R6 Shares prior to the Reorganization.

Current shareholders of each class of the Target Fund also are expected to benefit from the potential for greater tax efficiency, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website. The Trustees also considered JPMIM’s view that, because of the Funds’ trading strategies and portfolio characteristics, there is no material risk that full daily transparency should allow third parties to gain insight into the Funds’ trading patterns in a way that would be harmful to the Funds or their shareholders.

As noted above, JPMIM believes that the Reorganization presents attractive opportunities for growth for the Acquiring Fund in light of its expected positioning as an ETF within its investment category, and is intended to expand JPMIM’s ability to deliver more of its investment capabilities in an ETF investment vehicle. JPMIM believes that there is the potential for enhanced growth for the Acquiring Fund based on JPMIM’s assessment of the ETF market for the Target Fund’s investment strategy, taking into account, among other factors, peers, trends, and demands in their respective investment categories, and the benefits of such growth, such as the potential for cost savings from economies of scale.

At a meeting held May 8, 2025, the Target Fund Board considered the Reorganization proposed by JPMIM and approved the Plan, following an initial presentation by JPMIM in February 2025. In considering the Plan, the Target Fund Board requested and received detailed information from the officers of the Target Fund Trust, and representatives of JPMIM regarding the Reorganization, including: (1) the investment objectives, investment strategies, and fundamental investment policies of the Target Fund and the Acquiring Fund; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (4) the management and business of JPMIM and its affiliates; (5) the impact of the Reorganization on the Target Fund and shareholders of the Target Fund, including different subsets of Target Fund shareholders; and (6) the specific terms of the Plan.

In approving the Reorganization, the Target Fund Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Fund, and (ii) the interests of the existing Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Target Fund Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

•

The investment objectives and fundamental investment policies of the Target Fund and the Acquiring Fund are identical and the investment strategies are substantially similar, except that, the Acquiring Fund will be able to invest up to 5% in Sukuk to provide additional investment flexibility. In addition the Target Fund Board noted that the current disclosure regarding the Target Fund investing a significant amount of its assets in sub-prime mortgage-related securities will be removed and not included in the disclosure for the Acquiring Fund. The Target Fund Board considered JPMIM’s representation that these changes are not expected to affect the way the Target Fund is currently managed.

•

JPMIM is the adviser of both the Target Fund and Acquiring Fund, and there are no material differences in the contractual terms of the Target Fund’s investment management agreement with JPMIM as compared to the Acquiring Fund’s investment management agreement. The total annual fund expenses expected for the Acquiring Fund compared favorably to a peer group created by Broadridge Financial Solutions, Inc., an independent source of mutual fund industry data. The Target Fund Board also considered JPMIM’s representation that the Reorganization will not result in any decline in the level of services from the level of services that historically have been provided to the Target Fund.

•	A vote of shareholders of the Target Fund is not required under the organizational documents governing the Target Fund.

•	The Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Target Fund or the Acquiring Fund.

•

JPMIM will pay the costs of the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM.

•

The Acquiring Fund will have a lower net expense ratio than the net expense ratio of each share class of the Target Fund after taking into consideration fee waivers agreed to by JPMIM and that these expense limitation agreements will remain in effect for at least three years from the effective date of the Reorganization. The Target Fund Board noted that after three years following the Reorganization, the fees and expenses of the Acquiring Fund may be higher than for those who held shares of the Target Fund’s Class R6 Shares prior to the Reorganization.

•	The Distributor’s waiver of Distribution (Rule 12b-1) Fees beginning on June 1, 2025.

•

Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Target Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares. Alternatively, if a shareholder holds their shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, the financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees also considered that JPMIM has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Reorganization. As part of this communications plan, JPMIM will engage with Target Fund shareholders on the potential implications of the Reorganization, including the need to have a brokerage account in place prior to the Reorganization.

•	The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes.

•

Shares of the Acquiring Fund and, in some cases, cash, that would be received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the Closing Date.

•	The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, in which case, the cash payment may be taxable.

•

The alternatives available for shareholders of the Target Fund, including the ability to redeem or exchange their shares of the Target Fund prior to the Reorganization without being subject to any Fund-imposed fees.

•	Current shareholders of the Target Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure.

•	Potential benefits to JPMIM in expanding its ETF line-up and potential conflicts of interest around such benefits.

Based upon their evaluation of the relevant information presented to it, the Target Fund Board, including all of the Independent Trustees approved the Reorganization. In connection with its approval the Target Fund Board determined that the factors in favor of the Reorganization on balance support a finding that participation in the Reorganization is in the best interests of the shareholders of the Target Fund and that the interests of existing Target Fund Shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Appendix A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be implemented?

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The ETF Trust and the Target Fund Trust will determine a specific Closing Date on which the Reorganization will take place. The expected Closing Date of the Reorganization is on or about September 26, 2025.

The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled (including cash in lieu of fractional shares of the Acquiring Fund) in complete liquidation of the Target Fund except as noted below.

Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. If a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through a fund direct IRA, the shareholder’s Target Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of the shareholder’s Target Fund shares unless the shareholder provides alternative direction prior to the Reorganization. Alternatively, if a shareholder holds their shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is on or about September 26, 2025.

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

The parties may agree to amend the Plan to the extent permitted by law. If the ETF Trust and the Target Fund Trust so agree, the Plan may be terminated or abandoned at any time before the Reorganization.

The ETF Trust and the Target Fund Trust have made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the ETF Trust and the Target Fund Trust shall have received a tax opinion from Dechert as described below that the consummation of the Reorganization will not result in the recognition of gain (other than gain from cash received in lieu of fractional Acquiring Fund shares or cash received for certain Target Fund’s shareholders whose investment is liquidated) or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders. Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct IRA and exchange your Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or if you do not hold your shares of the Target Fund via a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date and will therefore have your investment liquidated.

Although shareholder approval of the Reorganization is not required and JPMIM does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the Target Fund Trust.

Who will pay the expenses of the Reorganization?

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Reorganization. JPMIM will pay for these costs, pursuant to the Plan, whether or not the Reorganization is consummated.

The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Information Statement/Prospectus, as measured in terms total expenses and as a percentage of the Target Fund’s average net assets as of February 28, 2025.

These expenses associated with the Reorganization are estimated to equal $220,000. The estimated expenses for the Reorganization is expected to be less than 1% of the average net assets of the Target Fund as of February 28, 2025.

In addition to the foregoing, management estimates that the Funds will incur de minimis transaction costs associated with the Reorganization.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund shareholders that have their Target Fund shares exchanged for Acquiring Fund shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the IRA shareholders whose Target Fund shares are exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund, or shareholders who do not hold their shares of the Target Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Dechert will deliver an opinion (“Tax Opinion”) to the ETF Trust and the Target Fund Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

•

The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Fund will recognize any gain or loss as a direct result of the Reorganization;

•	The Target Fund shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares, except with respect to cash received, if any;

•

The aggregate tax basis in Acquiring Fund shares that a Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that a Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

•

The Acquiring Fund’s tax basis in each asset the Target Fund transfers to it will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore immediately after the Reorganization; and

•	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

The tax opinion is only issued with regards to the general treatment of the combination of the two separate entities as a tax-free reorganization. The opinion does not extend to the taxability of certain transferred assets in respect of which gain or loss would be recognized by the Target Fund notwithstanding the tax-free reorganization or shareholder redemptions that may occur as a result of the Reorganization. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The tax opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Target Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover (including gains accelerated due to shareholder redemptions) prior to the Reorganization will carry over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Target Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed either by the Target Fund prior to the Reorganization or by the Acquiring Fund after the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Acquiring Fund. Capital losses of the Target Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization.

Thus, the reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund is a series of the Target Fund Trust, which was formed on November 12, 2004 under the laws of the State of Delaware, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004. The Target Fund Trust is registered under the 1940 Act as an open-end management investment company. The operations of the Target Fund Trust are governed by its Charter, Bylaws, and state law. The Target Fund Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The Acquiring Fund is a series of the ETF Trust. The ETF Trust was organized as a Delaware statutory trust on February 25, 2010. The operations of the ETF Trust are governed by its Charter, Bylaws, and Delaware law. The ETF Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. There are no material differences between the organizational documents governing the Target Fund and the Acquiring Fund. Comparisons of the organizational documents governing the ETF Trust and Target Fund Trust are provided in Appendix B to this Information Statement/Prospectus.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of February 28, 2025, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

	Target Fund						Acquiring Fund(1)	Pro Forma Adjustments	Pro Forma— Acquiring Fund after Reorganization (estimated)
	Class(2)
	A	C	I	R2	R5	R6
Net assets (thousands)	$24,938	$2,978	$929,761	$363	$13,004	$225,721	N/A	$1,196,765(3)	$1,196,765(4)
Total shares outstanding (thousands)	2,553	307	95,000	37	1,326	23,054	N/A	23,935(3)(5)	23,935
Net asset value per share^	$9.77	$9.69	$9.79	$9.74	$9.80	$9.79	N/A	$50.00(5)	$50.00

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)

Holders of Class A, Class C, Class I, Class R2, Class R5, and Class R6 Shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization. The Acquiring Fund does not offer multiple share classes.

(3)

No adjustments have been made with respect to the cost of the Reorganization because JPMIM will waive its fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(4)

Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

(5)	Figure represents the number of shares that would be issued by the Acquiring Fund in order to have a starting NAV of $50.00 per share.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and the Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in prospectuses and statements of additional information of the Target Fund and Acquiring Fund, which are on file with the SEC. The prospectuses of the Target Fund and Acquiring Fund are also incorporated herein by reference.

Investment Objectives:

The Target Fund and the Acquiring Fund have the same investment objective. Each Fund seeks to provide long-term total return.

Principal Investment Strategies:

The Target Fund and the Acquiring Fund have substantially similar investment strategies except that, in order to give additional investment flexibility, the Acquiring Fund will be able to invest up to 5% in Sukuk (Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer). In addition, the current principal investment strategy disclosure regarding the Target Fund investing a significant amount of its assets in sub-prime mortgage-related securities will be removed and not included in the Acquiring Fund’s disclosure. These changes are not expected to affect the way the Target Fund is currently managed.

Target Fund	Acquiring Fund

The Fund seeks to achieve its investment objective by investing opportunistically across different markets and sectors, based on the portfolio management team’s view of the markets and sectors. The Fund’s approach is flexible and it is not managed to or constrained by a benchmark. This allows the Fund to shift its allocations based on changing market conditions which may result in investing in a few or multiple markets and sectors. Total return in the Fund’s objective includes both current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. Debt investments include loan assignments and participations (Loans), commitments to purchase Loans, convertible

The Fund seeks to achieve its investment objective by investing opportunistically across different markets and sectors, based on the portfolio management team’s view of the markets and sectors. The Fund’s approach is flexible and it is not managed to or constrained by a benchmark. This allows the Fund to shift its allocations based on changing market conditions which may result in investing in a few or multiple markets and sectors. Total return in the Fund’s objective includes both current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. Debt investments include loan assignments and participations (Loans), commitments to purchase Loans, convertible securities,

Target Fund	Acquiring Fund

securities, bonds, and all other types of debt securities and debt instruments. Debt investments also include money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund is unconstrained by sectors and strategies. The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets including emerging markets. These securities may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks. The Fund may also invest in equity securities as a principal strategy.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use fixed income, currency and credit derivatives.

Such derivatives may include futures contracts, options, swaps including credit default swaps, and forward contracts. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign bonds, and all other types of debt securities and debt instruments. Debt investments also include money market investment companies. “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund is unconstrained by sectors and strategies. The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets including emerging markets. These securities may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks. The Fund may also invest in equity securities as a principal strategy.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use fixed income, currency and credit derivatives.

Such derivatives may include futures contracts, options, swaps including credit default swaps, and forward contracts. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts and other foreign

Target Fund	Acquiring Fund

currency contracts and other foreign currency transactions, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives for other hedging purposes (e.g., decreasing exposure to certain securities), to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality. Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructuring or securities of issuer’s operating in troubled industries. Investment in distressed currency transactions, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives for other hedging purposes (e.g., decreasing exposure to certain securities), to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality. Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructuring or securities of issuer’s operating in troubled industries.

Target Fund	Acquiring Fund

debt is not a principal investment strategy of the Fund.

A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments and adjustable rate mortgage loans (ARMs). The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may also invest in mortgage pass-through securities including mortgage TBAs. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a

A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments and adjustable rate mortgage loans (ARMs).

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may also invest in mortgage pass-through securities including mortgage TBAs. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.

The Fund may invest in inflation-linked debt securities including fixed

Target Fund	Acquiring Fund

future date. The Fund may also sell mortgage TBAs short.

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. The Fund may invest in municipal securities. The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities and deferred payment securities.

The Fund may also invest in convertible securities and preferred securities that the adviser believes will produce income or generate return.

and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans. The Fund may invest in municipal securities. The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities and deferred payment securities.

The Fund may also invest in convertible securities and preferred securities that the adviser believes will produce income or generate return.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

Target Fund	Acquiring Fund

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents. In buying and selling investments for the Fund, the adviser uses an opportunistic strategy and uses both security selection and derivatives to allocate its investments among strategies and sectors. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical research. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers or countries that may be positively impacted by such factors. The Fund uses a flexible asset allocation approach that permits the adviser to invest in only a small number of

In buying and selling investments for the Fund, the adviser uses a flexible, benchmark agnostic strategy to make investments that the adviser believes will perform well over time, and uses both top-down macro views and bottom-up security selection to allocate its investments among strategies and sectors, including through the use of bonds and derivative instruments. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical research, including, but not limited to, analyzing individual securities and market sectors and monitoring positive and negative credit developments. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or

Target Fund	Acquiring Fund

strategies/ sectors from time to time although the Fund intends to invest in at least two sectors under normal market conditions. While the Fund seeks to mitigate downside risk, the Fund’s risk exposure may vary due to the Fund’s flexible allocation approach and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments.

not invest in securities of issuers or countries that may be positively impacted by such factors. The Fund uses a flexible asset allocation approach that permits the adviser to invest in only a small number of strategies/ sectors from time to time although the Fund intends to invest in at least two sectors under normal market conditions. While the Fund seeks to mitigate downside risk, the Fund’s risk exposure may vary due to the Fund’s flexible allocation approach and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments.

Comparison of the Funds’ Risks

The risks associated with an investment in the Target Fund and the Acquiring Fund are substantially similar, except that, as a shareholder of the Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Fund and those of the Target Fund, as described below, reflect only a tailoring or clarification of the risks of the Target Fund, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Fund will be managed as compared to the Target Fund. In the below discussion, the risks for the Target Fund and Acquiring Fund are identified, followed by a description of each risk.

Main Risk - ● Additional Risk - ¡	Target Fund	Acquiring Fund
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	●	●

CFTC Regulation Risk	¡
Convertible Securities Risk	●	●
Covenant Lite Loan Risk	¡	¡
CPI-U Strategy Risk	¡	¡
Credit Risk	●	●
Currency Risk	●	●
Cyber Security Risk	¡	¡
Derivatives Risk	●	●
Equity Market Risk	¡	¡
European Market Risk	¡	¡
Extension Risk	¡	¡
Foreign Issuer Risk	●	●
Foreign Securities and Emerging Markets Risk	●	●
General Market Risk	●	●
Geographic Focus Risk	●	●
Government Securities Risk	●	●
High Portfolio Turnover Risk	●	●
High Yield Securities Risk	●	●
Hybrid Preferred Securities Risk	¡	¡
Industry and Sector Focus Risk	●	●
Inflation-Linked and Inflation-Protected Security Risk	●	●
Interest Rate Risk	●	●
Inverse Floater Risk	¡	¡
Investment Company and ETF Risk	¡	¡
Loan Risk	●	●
MLP Risk	¡	¡
Mortgage Dollar Roll Risk	●	●

Municipal Securities Risk	●	●
Options Risk	●	●
Preferred Securities Risk	●	●
Prepayment Risk	●	●
Real Estate Securities Risk	¡	¡
Regulatory and Legal Risk	¡	¡
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments	●	●
Securities Lending Risk	¡	¡
Short Selling Risk	¡	¡
Smaller Company Risk	¡	¡
Sovereign Debt Risk	●	●
Strategy Risk	●	●
Structured Investment Risk	¡	¡
Transactions and Liquidity Risk	●	●
Volcker Rule Risk	¡	¡
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	●	●

Additionally, the Acquiring Fund is subject to Authorized Participant Concentration Risk, Cash Transactions Risk and Market Trading Risk.

Description of Investment Risks

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayment than other mortgage-related securities.

The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the “resolution authority”) has determined that the issuer is not viable. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

Covenant Lite Loan Risk. The Fund may invest in Loans that are “covenant lite” or obtain exposure to such Loans through structured investments. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by the Fund.

CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in the Fund’s prospectus with respect to the Fund’s investments in foreign securities. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns Certain derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations, (and includes credit risk associated with the counterparty). In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Certain of the Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuations.

The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives can also expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

Equity Market Risk. The price of equity securities may rise or fall, sometimes rapidly or unpredictably, because of changes in the broad market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.

Extension Risk. The Fund invests in securities that may be subject to the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease.

Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The effects of any future pandemic or other global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks facing certain regions.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.

As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Hybrid Preferred Securities Risk. Hybrid preferred securities are debt instruments that have characteristics and risks similar to those of preferred securities. As hybrid preferred securities typically are perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Hybrid preferred securities are generally structured as debt securities that are subordinate to senior debt holders. In addition, the issuer of such securities may be permitted to defer interest payment. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increase the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.

Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk. Each Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.

Inverse Floater Risk. Inverse floaters and inverse interest-only (IOs) are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, a Fund could lose all or substantially all of its investment in inverse IOs.

Investment Company and ETF Risk. The Fund may invest in shares of other investment companies, including ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The Fund may invest in investment companies that include common and preferred shares of closed-end funds. In addition to the risks applicable to investment companies generally, to the extent that the Fund invests in auction rate preferred shares of closed-end funds, such securities are subject to additional risks.

The Fund may also invest in pooled investment vehicles that are not registered investment companies or commodity pools. These pooled investment vehicles do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.

Loan Risk (Acquiring Fund). The Fund may invest in loan assignments and participations (“Loans”) that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by the Fund.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, in addition to the credit risk of the borrower, the Fund assumes the credit risk of the seller of the loan participation and any other party’s interposition between the Fund and the borrower. Under a loan participation, the Fund may have no direct rights to enforce the terms of the loan against the borrower. The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Loan Risk (Target Fund). The Fund may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk,” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by the Fund.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties inter-positioned between the Fund and the borrower. Under a loan participation, the Fund may have no direct rights to enforce the terms of the loan against the borrower. The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. The Fund will not have direct recourse against the issuer of a loan participation.

Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Master Limited Partnerships (MLPs) Risk. The Fund may invest in MLPs whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage Dollar Roll Risk. The Funds may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Options Risk. The value of a Fund’s positions in Index options or options on ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on ETFs can reduce equity market risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. A Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund’s option strategies, and for these and other reasons, a Fund’s option strategies may not reduce a Fund’s volatility to the extent desired and could result in losses.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling Risk. Some of the Funds may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to closeout an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.

Structured Instrument Risk. The Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund’s to counterparty risk (and this risk may be amplified if the Fund purchase structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Transactions and Liquidity Risk (Acquiring Fund Only). The Fund could experience a loss when selling securities to meet redemption requests, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of Shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Transactions and Liquidity Risk (Target Fund Only). The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of shares of the Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.

Description of Structural Risks

Authorized Participant Concentration Risk (Acquiring Fund only). Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.

Cash Transactions Risk (Acquiring Fund only). Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Market Trading Risk (Acquiring Fund only). Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.

Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances, and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.

Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.

Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares, does not maintain a secondary market in the Shares.

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Target Fund and the Acquiring Fund are the same.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Target Fund’s prospectuses, statement of additional information, and the most recent annual reports, semi-annual shareholder reports, and financial statements and other information filed with the SEC on Form N-CSR, as applicable. Because the Acquiring Fund has not yet commenced operations, no financial statements are available but additional information is available in the Acquiring Fund’s statement of additional information.

The Target Fund’s prospectuses, as well as the Acquiring Fund’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of the Target Fund’s prospectuses is available upon request from JPMorgan, free of charge. A copy of the Acquiring Fund’s prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund’s statement of additional information, as well as the Acquiring Fund’s statement of additional information, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statement of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling JPMorgan toll-free at 1-800-480-4111, (ii) accessing the documents at the Funds’ website at https://am.jpmorgan.com/us/en/asset-management/adv/products/fund-documents/, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no shareholders. As of June 25, 2025, the officers and Trustees of the Target Fund Trust, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of June 25, 2025, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares outstanding shares of the class identified of the Target Fund. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund shares.

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization

A SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	27.15%	0.58%	0.58%

	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	17.16%	0.37%	0.37%

	AMERICAN ENTERPRISE INVESTMENT SVC FBO707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.70%	0.34%	0.34%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.41%	0.14%	0.14%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.12%	0.13%	0.13%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5.48%	0.12%	0.12%

C SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	33.12%	0.09%	0.09%

	AMERICAN ENTERPRISE INVESTMENT SVC FBO707 2ND AVE S MINNEAPOLIS MN 55402-2405	29.50%	0.08%	0.08%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.46%	0.02%	0.02%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	5.41%	0.01%	0.01%

I SHARES	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	28.32%	22.10%	22.10%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.49%	21.45%	21.45%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRMATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.90%	6.16%	6.16%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.81%	6.09%	6.09%

	AMERICAN ENTERPRISE INVESTMENT SVC FBO707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.10%	4.76%	4.76%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.22%	4.08%	4.08%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.18%	4.04%	4.04%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization

R2 SHARES	ASCENSUS TRUST COMPANY FBO WHIT DAVIS LUMBER COMPANY 401(K) PS PO BOX 10758 FARGO ND 58106-0758	70.03%	0.02%	0.02%

	ASCENSUS TRUST COMPANY FBO THE ALCALDE & FAY 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	22.29%	0.01%	0.01%

R5 SHARES	MITRA & CO FBO 98 DC C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	99.88%	1.13%	1.13%

R6 SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	21.90%	4.03%	4.03%

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	19.31%	3.56%	3.56%

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Target Fund	Percentage of Acquiring Fund After Reorganization

	J. P. MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	15.41%	2.84%	2.84%

	PIPEFITTERS LOCAL 636 DEFINED BENEFIT PENSION FUND 700 TOWER DR STE 300 TROY MI 48098-2835	14.08%	2.59%	2.59%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	7.53%	1.39%	1.39%

	JPMIM AS AGENT FOR CL&F RESOURCES - GMAG CUSTOM ATTN CLIENT SERVICES 1111 POLARIS PKWY OH1-0084 COLUMBUS OH 43240-2050	6.32%	1.16%	1.16%

	SUNFLOWER BANK 1400 16TH ST STE 250 DENVER CO 80202-1472	5.12%	0.94%	0.94%

OTHER SERVICE PROVIDERS

Administrator. JPMIM, 383 Madison Avenue, New York, NY 10179, serves as the administrator for the Target Fund and the Acquiring Fund. In its capacity as administrator, JPMIM receives the following annual fee from each of the Target Fund and Acquiring Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.

Distributor. JPMorgan Distribution Services, Inc., 1111 Polaris Parkway, Columbus, OH 43240, is the Distributor of the Target and Acquiring Fund’s shares.

Transfer Agents. SS&C GIDS, Inc. (“SS&C”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as transfer and dividend disbursing agent for the Target Fund. As transfer agent and dividend disbursing agent for the Target Fund, SS&C is responsible for maintaining account records, detailing the ownership of Target Fund shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the transfer agent for the Acquiring Fund. As transfer agent for the Acquiring Fund, JPMorgan Chase Bank is also responsible for maintaining account records, detailing the ownership of Acquiring Fund shares and for crediting income, capital gains, and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank will be paid $250 per creation or redemption transaction. The ETF Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.

Fund Accounting Agent. JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, serves as the fund accounting agent for the Target Fund and Acquiring Fund.

Custodian. JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Target Fund’s investments and of the Acquiring Fund’s investments.

Trust Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trusts.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm to the Target Fund and Acquiring Fund.

Shareholder Servicing Agent. The Target Fund Trust, on behalf of the Target Fund, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Target Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.45% of the average daily net assets of the Class A, Class C, and Class I Shares of the Target Fund. JPMDS may enter into service agreements with financial intermediaries under which it will pay all or a portion of the annual fee to such financial intermediaries for performing shareholder and administrative services.

The Acquiring Fund does receive similar support services from a shareholder servicing agent.

Additional Compensation to Financial Intermediaries. With respect to the Target Fund, JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), service fees, sub-transfer agency and networking fees that are paid to such financial intermediaries, as described elsewhere in the prospectus for the Target Fund. These additional cash payments are generally made to financial intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives, and financial intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a financial intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such financial intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Target Fund’s statement of additional information for more information.

With respect to the Acquiring Fund, JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to financial intermediaries whose customers invest in shares of the Acquiring Fund. For this purpose, financial intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the financial intermediaries’ making shares of the Acquiring Fund available to their customers. Such compensation may provide such financial intermediaries with an incentive to favor sales of shares of the Acquiring Fund over other investment options they make available to their customers. See the Acquiring Fund’s statement of additional information for more information.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call JPMorgan toll-free at 1-800-480-4111 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the financial highlights, of the Target Fund following the Reorganization.

For the Target Fund, the financial highlights are included in the Target Fund’s prospectuses, which are incorporated by reference herein. The financial highlights for the Target Fund have been audited by PricewaterhouseCoopers LLP, whose report, along with the Target Fund’s audited annual financial statements, are included in the Target Fund’s financial statements and other information filed with the SEC on Form N-CSR.

In addition, the audited financial highlights reflecting the year ended February 28, 2025 for Target Fund are included in the Acquiring Fund’s prospectus, which is incorporated by reference herein. Further information about the Target Fund’s performance is contained in the annual reports and financial statements and other information filed with the SEC on Form N-CSR. The Target Fund will furnish, without charge, a copy of its most recent financial statements and other information filed with the SEC on Form N-CSR to any shareholder upon request.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this [ ] day of [ ], 2025, by J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (“ETF Trust”), on behalf of its series JPMorgan Flexible Debt ETF (the “Acquiring Fund”), and JPMorgan Trust I (“Target Trust”), on behalf of its series JPMorgan Unconstrained Debt Fund (the “Target Fund”), and, with respect to paragraph 10.2 of this Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Target Fund (“Target Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Target Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund (“Target Fund Shareholders”) who hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares, (4) the distribution of cash to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, (5) with respect to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Target Fund Shares held by such Target Fund Shareholders, and (6) with respect to Target Fund Shareholders who hold Target Fund Shares through a fund direct individual retirement account (“IRA”), the exchange of Target Fund Shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund Shares held by such Target Fund Shareholders, in complete liquidation of the Target Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1), a shell series, without Assets or Liabilities, created for the purpose of acquiring the Assets and Liabilities of the Target Fund;

WHEREAS, the Board of Trustees of ETF Trust has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of Target Trust has determined, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and that the interests of the existing Target Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1.

Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Target Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and ETF Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)

to deliver to the Target Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Target Fund attributable to the Target Fund Shares on such date, less:

i.	the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii.

the value of cash to be distributed to Target Fund Shareholders who do not hold Target Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares;

iii.

the value of the Target Fund Shares of Target Fund Shareholders whose Target Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares; and

iv.	the value of the Liabilities of the Target Fund attributable to those Target Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full shares to be delivered determined by dividing the value of such Target Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all Liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.

The Assets of Target Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to ETF Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Target Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Target Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Acquiring Fund.

1.3.	ETF Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

1.4.

Immediately following the actions contemplated by paragraph 1.1, Target Trust shall take such actions necessary to complete the liquidation of the Target Fund. To complete the liquidation, Target Trust, on behalf of the Target Fund, shall (a) distribute to the Target Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by Target Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Target Fund shares for Morgan Shares of JPMorgan U.S. Government Money Market Fund, equal in value to the net asset value of such Target Fund shares held by such Target Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (iii) the value of the Target Fund Shares of IRA Shareholders whose Target Fund Shares are held through a fund direct IRA, which shall be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value of such Target Fund Shares. All issued and outstanding Target Fund Shares will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if a Target Fund Shareholder does not hold their Target Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Target Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund Shares; and (2) Target Fund Shareholders who hold Target Fund Shares through a fund direct IRA will have their shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of their Target Fund shares, unless such a Target Fund Shareholder provides alternative direction prior to the Reorganization.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.

Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.	VALUATION

2.1.

The value of the Assets of the Target Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its Assets and Liabilities. The Target Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2.

The aggregate net asset value of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of ETF Trust.

2.3.

The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Target Fund by dividing the value of the net assets with respect to the Target Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

3.	CLOSING AND CLOSING DATE

3.1.

The Closing Date shall be September 26, 2025, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.

The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of JPMIM or at such other time and/or place, including by virtual means, as the parties may agree.

3.2.

Target Trust shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Target Fund (“Target Fund Custodian”), to deliver to ETF Trust, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all Assets, cash and other financial interests of the Target Fund held by the Target Fund Custodian on behalf of the Target Fund pursuant to the Target Fund’s custody agreement with the Target Fund Custodian have been delivered to the Acquiring Fund, as of the settlement date of [     ], 2025 (the “Settlement Date”), (ii) the Target Fund Custodian has paid any and all taxes with respect to the Target Fund that the Target Fund has specifically and properly instructed the Target Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Target Fund, and (iii) all income that is received by the Target Fund Custodian after the Settlement Date for the account of the Target Fund will be credited to the Acquiring Fund in accordance with Section 2.7 of the September 1, 2010 Amended and Restated Global Custody and Fund Accounting Agreement between the Target Fund and the Target Fund Custodian, as amended from time to time. The Target Fund Custodian shall deliver to JPMCB, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement Date by book entry, in accordance with the customary practices of the Target Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Target Fund deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3.

Target Trust shall direct SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.), in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to ETF Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of Target Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Target Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.

In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Trustees of Target Trust, with respect to the Target Fund and of the Trustees of ETF Trust with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed in Schedule 4.1 to this Agreement, Target Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)	The Target Fund is duly established as a series of Target Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Target Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Target Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.1.

(b)

Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d)

The current prospectuses and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

On the Closing Date, Target Trust, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, ETF Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)

The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of Target Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Target Trust, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Target Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g)

All material contracts or other commitments of the Target Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Target Trust’s knowledge, threatened against Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, Target Trust, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at February 28, 2025 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Target Trust, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)

Since February 28, 2025, there has not been any material adverse change in the Target Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Target Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund Liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Target Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)

For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing date), the Target Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code.

(m)

All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Target Trust, on behalf of the Target Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares. The Target Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(n)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of Target Trust, on behalf of the Target Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)

The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund and Target Trust, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.	Except as has been fully disclosed to Target Trust in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)

The Acquiring Fund is duly established as a series of ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.2.

(b)

ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)

The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ETF Trust’s knowledge, threatened against ETF Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)

As the Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(h)	[Reserved].

(i)

The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.

(j)

All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund.

(k)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of ETF Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of ETF Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)

The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, ETF Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, hereby further covenant as follows:

5.1.

The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2.

The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.	The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4.

Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.

ETF Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Target Fund will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6.	Each of the Acquiring Fund and the Target Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.

Target Trust, on behalf of the Target Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Target Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8.

The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9.

The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the election of Target Trust, to the performance by ETF Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.

All representations and warranties of ETF Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.	ETF Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.

ETF Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Target Trust, on behalf of the Target Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust, on behalf of the Target Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.

ETF Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of ETF Trust, in a form reasonably satisfactory to Target Trust, on behalf of the Target Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Target Trust shall reasonably request.

6.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of ETF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of Target Trust, to the performance by Target Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.	All representations and warranties of Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.

Target Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Target Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3.

Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Target Trust, on behalf of the Target Fund. Target Trust shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Target Trust’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4.

Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Target Trust, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Target Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.5.

The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Target Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Target Trust, on behalf of the Target Fund, or ETF Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.

This Agreement and the transactions contemplated herein shall have been approved by the Trustees of Target Trust, on behalf of the Target Fund, and ETF Trust, on behalf of the Acquiring Fund, in accordance with the provisions of the Charter and by-laws of Target Trust, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, Target Trust may not waive the condition set forth in this paragraph 8.1.

8.2.

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of ETF Trust or Target Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ETF Trust and Target Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.

The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	With respect to the Reorganization, the Acquiring Fund and the Target Fund shall have received an opinion of Dechert LLP,

substantially to the effect that for U.S. federal income tax purposes:

(a)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) (1)(F) of the Code, and the Acquiring Fund and Target Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares;

(c)

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares;

(d)

Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e)

Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(f)

Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets at the time of the Reorganization;

(g)

Under Section 362(b) of the Code, the tax basis of the Assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately prior to the Reorganization;

(h)

Under Section 1223(2) of the Code, the holding period of the Assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund; and

(i)	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Target Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither ETF Trust nor Target Trust may waive the conditions set forth in this paragraph 8.5.

8.6.

Target Trust and ETF Trust shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund), substantially to the effect that, based upon certain facts and certifications made by ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, and their authorized officers, (a) ETF Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Acquiring Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of ETF Trust; (b) Target Trust is duly organized and validly existing under the laws of the State of Delaware and has power to own all of its Assets and to carry on its business as presently conducted, and the Target Fund is a series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and by-laws of Target Trust; (c) the Acquiring Fund has the power to assume the Liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Target Fund by ETF Trust, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such Liabilities; (d) the Target Fund has the power to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by Target Trust, on behalf of the Target Fund, of the Transfer Instruments against payment therefor, the Target Fund will have duly transferred such Assets to the Acquiring Fund; (e) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Target Fund and, assuming the Registration Statement and Information Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Target Fund, enforceable against the Acquiring Fund and Target Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (f) the Acquiring Fund Shares to be issued for transfer to the Target Fund Shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the Assets of the Target Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (g) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of either ETF Trust or Target Trust, or result in a violation of the terms and provision of the agreements to which ETF Trust or the Acquiring Fund or Target Trust or the Target Fund is a party or by which either ETF Trust or the Acquiring Fund or Target Trust or the Target Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by ETF Trust and the Acquiring Fund and Target Trust and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained; (h) to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to ETF Trust, with respect to the Acquiring Fund, or Target Trust, with respect to the Target Fund, or any of their respective Assets, that, if adversely determined, would materially and adversely affect their respective financial conditions or the conduct of their respective businesses; to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, neither ETF Trust nor Target Trust nor the Acquiring Fund or Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of ETF Trust and Target Trust but without other independent investigation, there is no legal or governmental proceeding relating to ETF Trust or the Acquiring Fund or Target Trust or the Target Fund pending on or before the date of mailing of the Information Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (i) each of ETF Trust and Target Trust is registered with the Commission as an investment company under the 1940 Act; and (j) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7.

The Assets of the Target Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1.

The Acquiring Fund, solely out of its Assets (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless Target Trust and its Trustees and officers from and against any and all losses, claims, damages,

Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2.

The Target Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Target Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Target Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS

10.1.

ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.

JPMIM will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Target Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of Assets as part of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by JPMIM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.

Each of ETF Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Target Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trustees of ETF Trust with respect to the Acquiring Fund or Target Trust with respect to the Target Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ETF Trust and Target Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

277 Park Avenue, New York, NY 10017, to the attention of the Target Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Anthony Zacharski.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

Target Trust, on behalf of Target Fund	J.P. Morgan Exchange-Traded Fund Trust, on behalf of Acquiring Fund

By:	By:
Name:	Name:
Title:	Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.

By:
Name:
Title:

Schedule 4.1

Disclosure Form – Target Trust

[ ]

Schedule 4.2

Disclosure Form – J.P. Morgan Exchange-Traded Fund Trust

[ ]

APPENDIX B

COMPARISON OF GOVERNING INSTRUMENTS

The following is a summary of certain important differences between the organizational documents governing the Target Fund and the Acquiring Fund. It is not a complete description of these governing documents. In many instances, shareholders of the Target Fund will have the same or similar rights as shareholders of the Acquiring Fund. For more information, shareholders should review the applicable governing documents in their entirety.

•

JPMorgan Unconstrained Debt Fund is a series of JPMorgan Trust I (“Target Fund Trust”), which is a Delaware statutory trust that is governed both by the Delaware Act and Target Fund Trust’s Declaration of Trust.

•

The Acquiring Fund is a series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”), which is a Delaware statutory trust that is governed both by the Delaware Act and ETF Trust’s Declaration of Trust.

Shareholder Meetings
Target Fund Trust

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least ten percent (10%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

ETF Trust

Special meetings of the shareholders of the trust may be called at any time by the trustees or by the president or the secretary for the purpose of taking action upon any matter requiring the vote or authority of the shareholders of the trust as provided therein or provided in the declaration of trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Meetings of the shareholders of the trust may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least twenty-five percent (25%) of the outstanding shares of the trust entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

Voting Rights
Target Fund Trust

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

ETF Trust

As to each matter on which a shareholder is entitled to vote, such shareholder shall be entitled to one vote for each dollar of NAV represented by such shareholder’s shares and a proportionate fractional vote with respect to the remainder of the NAV of such shares, if any.

On any matters submitted to a vote of the shareholders, all outstanding shares of the trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series; (ii) when the matter involves any action that the trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

Quorum
Target Fund Trust	Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, a majority of the outstanding shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class).
ETF Trust	Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, one-third of the outstanding shares entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, one-third of the outstanding shares of each such series (or class) entitled to vote in person or by proxy shall constitute a quorum at a shareholders’ meeting of that series (or class).
Required Vote
Target Fund Trust

Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, including the election of trustees, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) voted on the matter shall decide that matter insofar as that series (or class) is concerned.
ETF Trust	Except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares cast shall decide any questions, except with respect to the election of trustees, which shall be decided by a plurality of the votes cast in person or by proxy, provided that where any provision of law or of the declaration of trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) cast on the matter shall decide that matter insofar as that series (or class) is concerned.
Shareholder Liability
Target Fund Trust	No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
ETF Trust	No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
Trustee Removal
Target Fund Trust	Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.
ETF Trust	Any trustee may be removed (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust, or (b) with or without cause at any time by written instrument signed by a supermajority of trustees, or by resolution approved by a supermajority of trustees, specifying the date when such removal shall become effective.
Amendments to Declaration of Trust
Target Fund Trust

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

ETF Trust

Except as specifically provided in the declaration of trust, the trustees may, without shareholder vote, restate, amend, or otherwise supplement the declaration of trust.

Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote on certain matters granted in declaration of trust; (ii) any amendment to the provisions of the declaration of trust relating to amendments of the declaration of trust; (iii) any amendment that may require their vote under applicable law or by the trust’s registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the trustees.

Notwithstanding anything else in the declaration of trust, no amendment of the declaration of trust shall limit the rights to insurance provided therein with respect to any acts or omissions of persons covered by the declaration of trust prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in therein or as provided in the by-laws with respect to any acts or omissions of persons covered thereby prior to such amendment.

Neither the certificate of trust nor the declaration of trust may be amended to reduce the percentage of trustees necessary to constitute a supermajority of trustees or to eliminate the requirement for approval of a supermajority of trustees as to any matter without the approval of a supermajority of trustees.

Dissolution
Target Fund Trust	The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.
ETF Trust	The trust may be dissolved at any time by vote of a majority of the outstanding shares of each series entitled to vote or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be dissolved at any time by vote of a majority of the outstanding shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.
Derivative Actions
Target Fund Trust

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; (iii) shareholders owning shares representing at least 10% of the voting power of the trust or the affected series, as applicable, must join in bringing the derivative action; and (iv) a copy of the derivative complaint must be served on the trust.

Within 30 calendar days of the receipt of such demand by the trustees, those trustees who are not deemed to be interested persons of the trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the trustees, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of those trustees who are not deemed to be interested persons of the trust have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

ETF Trust

Shareholders of the trust or any series may not bring a derivative action to enforce the right of the trust or an affected series, as applicable, unless certain conditions are met, including: (i) each complaining shareholder was a shareholder of the trust or the affected series, as applicable, at the time of the action or failure to act complained of; (ii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand containing certain information to the trustees requesting that the trustees cause the trust or affected series, as applicable, to file the action itself; and (iii) a copy of the derivative complaint must be served on the trust.

Within 90 calendar days (with the ability to extend up to a maximum of 120 days) of the receipt of such demand by the trustees, the independent trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the trust or the affected series, as applicable.

If notice of a decision has not been sent to the complaining shareholder within the time permitted, the complaining shareholders may not be barred from commencing a derivative action.

If a majority of the independent trustees have determined that maintaining a suit would not be in the best interests of the trust or the affected series, as applicable, the complaining shareholders shall be barred from commencing the derivative action.

STATEMENT OF ADDITIONAL INFORMATION

DATED July 4, 2025

Registration Statement on Form N-14 Filed by:

J.P. MORGAN EXCHANGE-TRADED FUND TRUST

277 Park Avenue

New York, New York 10172

Acquisition of All of the Assets and Liabilities of:

JPMorgan Unconstrained Debt Fund (a series of JPMorgan Trust I),

by and in exchange for shares of

(a series of J.P. Morgan Exchange-Traded Fund Trust):

JPMorgan Flexible Debt ETF.

This Statement of Additional Information (“SAI”) is being furnished upon request to shareholders of JPMorgan Unconstrained Debt Fund (the “Target Fund”) of JPMorgan Trust I (“Target Fund Trust”) in connection with the reorganization of the Target Fund into a newly-created exchange-traded fund (“ETF”), JPMorgan Flexible Debt ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”) of J.P. Morgan Exchange-Traded Fund Trust (the “ETF Trust”), along with the subsequent liquidation of the Target Fund (such reorganization and liquidation, the “Reorganization”), and as described in the related Information Statement/Prospectus.

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI); the supplemental financial information; and the Statement of Additional Information that follows:

1.	The Prospectuses of the JPMorgan Unconstrained Debt Fund, dated July 1, 2024, (as previously filed via EDGAR on June 21, 2024 [Accession No. 0001193125-24-165491]);

2.	The Statement of Additional Information of the JPMorgan Unconstrained Debt Fund, dated July 1, 2024, (as previously filed via EDGAR on June 21, 2024 [Accession No. 0001193125-24-165491]);

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3.	The Prospectus of the JPMorgan Flexible Debt ETF, dated May 22, 2025, (as previously filed via EDGAR on May 22, 2025 [Accession No. 0001193125-25-125049]);

4.	The Statement of Additional Information of the JPMorgan Flexible Debt ETF, dated May 22, 2025, (as previously filed via EDGAR on May 22, 2025 [Accession No. 0001193125-25-125049]); and

5.

The audited financial statements, including the financial highlights, and related report of the independent public accounting firm appearing in the JPMorgan Unconstrained Debt Fund’s Annual Report to shareholders for the period ended February  28, 2025 (as previously filed via EDGAR on May 6, 2025 [Accession No. 0001193125-25-113925]);

Because the Acquiring Fund was newly-created for the purposes of the Reorganization, the Acquiring Fund has not published financial statements. The Acquiring Fund is a newly-created shell series of ETF Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated July 4, 2025, relating to the Reorganization.

The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by calling collect at 1-800-480-4111, by writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143, or by accessing documents relating to the Target Fund at the Funds’ website at www.jpmorganfunds.com.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “What are the fees and expenses of the Funds and what might they be after the Reorganization?” in the Information Statement/Prospectus. The fee

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tables do not include separate pro forma tables representing the combined Fund following the Reorganization because the Acquiring Fund pro forma tables show the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. The Reorganization will not result in a material change to any of the Target Fund’s portfolio holdings, as the Acquiring Fund has the same or substantially similar investment objectives, investment strategies, and investment restrictions as the Target Fund (except as otherwise noted in the Information Statement/Prospectus). Accordingly, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

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